UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
     On January 27, 2006, Nastech Pharmaceutical Company Inc. (the “Company”) entered into a Product Development and License Agreement (the “License Agreement”) with Procter & Gamble Pharmaceuticals, Inc. (“P&G”) to develop and commercial the Company’s Parathyroid Hormone(1-34) nasal spray for the treatment of osteoporosis.
     Under terms of the License Agreement, the Company will grant P&G rights to the worldwide development and commercialization of PTH1-34 nasal spray, in exchange for an upfront fee, milestone payments, and royalties on product sales. Payments include a $10 million initial payment upon execution of the agreement and the potential for additional milestone payments of up to $22 million in the first year. In total, payments to the Company under the License Agreement could reach up to $577 million over the life of the project depending upon the successful completion of specified development, regulatory, and commercialization goals. The Company will receive double-digit royalties, with the rate escalating upon the achievement of varying sales targets.
     Pursuant to the License Agreement, the Company and P&G will jointly develop PTH1-34 nasal spray, and P&G will reimburse the Company for any development activities performed by the Company under the License Agreement. P&G will assume responsibility for clinical and non-clinical studies and regulatory approval. The Company will be responsible for the chemistry, manufacturing and controls sections of regulatory submissions to the U.S. Food and Drug Administration.
     In connection with the foregoing, a copy of the License Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1*	Product Development and License Agreement by and between Nastech Pharmaceutical Company Inc. and Procter & Gamble Pharmaceuticals, Inc. dated January 27, 2006.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated February 1, 2006 (filed as Exhibit 99.1 to Nastech Pharmaceutical Company Inc.’s Current Report on Form 8-K dated February 1, 2006 and incorporated herein by reference).

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.
(Registrant)

	By:	/s/ Steven C. Quay
Name: Steven C. Quay, MD, Ph.D.
Title: Chairman of the Board, President and CEO
Dated: February 2, 2006
Exhibit Index

Exhibit No.	Description
10.1*	Product Development and License Agreement by and between Nastech Pharmaceutical Company Inc. and Procter & Gamble Pharmaceuticals, Inc. dated January 27, 2006.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated February 1, 2006 (filed as Exhibit 99.1 to Nastech Pharmaceutical Company Inc.’s Current Report on Form 8-K dated February 1, 2006 and incorporated herein by reference).

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.